Dear Shareholder:

If I could relive 1998, I might have been inclined to work a lot less. Perhaps I could have played some golf instead of digging through balance sheets, income statement and difficult footnotes. The fact is, I don't play golf and even if I did, without the advantage of hindsight, I do not believe I would have changed any investment decision.

In 1998, all one needed to do to achieve superb performance was buy the 20 or 30 largest U.S. corporations or, if income was the primary objective, invest in 10 year U.S. Government bonds. For diversified equity or income portfolio managers, it was nearly impossible to beat this simple formula. As 1998 came to a close and as we begin 1999, this simplistic investment formula has now become the conventional wisdom, expected to create great wealth for investors in the months and years ahead.

An obvious exception to the new investment precept is The Maxus Laureate Fund. Fund manager Alan Miller produced a 35% return in 1998 without owning one of the 30 corporate giants. Rather than buying and holding, Alan's formula is knowing when to be in and out of the market. With a market as volatile as we have experienced in recent months, Alan's exceptional talents were exercised to their full potential, proving that hard work still has a place in the creation of wealth.

The value style of investing, as characterized by the Maxus Equity, Maxus Aggressive Value and Maxus Ohio Heartland Funds, was clearly out of favor in 1998, at least relative to the capitalization weighted S&P 500. Against the benchmark of the Russell 2000, however, the Maxus Aggressive Value Fund had an excellent year (measured from inception on March 1, 1998), and thus far in 1999, Maxus Aggressive Value is showing up near the top of all national microcap mutual funds.

Investors always have choices. The current wisdom suggests that investors should pay 30 to 80 times earnings for companies whose earnings growth is projected to be no more than 15% annually by analysts who almost always err on the high side. Our formula is to seek out companies whose current market values are less than their private market values and whose prospects for greater success are exceptionally high.

During the past several months I have come to sense that the more sophisticated investors are moving away from last year's overvalue approach and toward the value style. If this trend continues, the Maxus Funds are exceptionally poised to outperform the competition. Whatever the prospects for the immediate future, however, the record shows that long term investors focused on value have always outperformed other investors and investment styles.

/s/ Richard A Barone

Richard A Barone

 Maxus Equity Fund
                                        Schedule of Investments
                                December 31, 1998
 Shares/Principal Amount                              Market Value   % of Assets
 Basic Materials
100,000       National Steel                             712,500          1.34%

 Industrial Products & Services
 20,000       A. Schulman                                453,750
 10,000       Angelica                                   186,250
 35,000       B. F. Goodrich                           1,255,625
 60,000       Flowserve                                  993,750
100,000       Sensormatic Electronics *                  693,750
 40,000       Stoneridge *                               910,000
 20,000       Tenneco                                    681,250
 65,000       Timken                                   1,226,875
                                                       6,401,250         12.01%
 Machinery & Equipment
130,000       Agco                                     1,023,750
 35,000       Case                                       763,437
 60,000       Stewart & Stevenson                        585,000
                                                       2,372,187          4.45%
 Infrastructure & Environment
 20,000       Ameron                                     740,000
100,000       Foster L B *                               662,500
 60,000       International Technology *                 667,500
 15,000       Ionics *                                   449,063
                                                       2,519,063          4.73%
 Construction
 40,000       Oakwood Homes                              607,500          1.14%

 Consumer Products
 20,000       Eastman Kodak                            1,440,000
 85,000       Michael Anthony Jewelers *                 276,250
 50,000       Officemax  *                               612,500
 10,000       Pennzoil-Quaker State                      147,500
 23,000       Stanley Works                              638,250
 25,000       The Limited                                728,125
                                                       3,842,625          7.21%
 Energy
 45,000       Apache                                   1,139,062
 31,200       Input\Output *                             228,150
200,000       Patina Oil & Gas                           587,500
 10,000       Pennzenergy *                              163,125
 50,000       Pride Intl  *                              353,125
                                                       2,470,962          4.64%

    The accompanying notes are an integral part of the financial statements.

 Entertainment
 20,000       Mirage Resorts  *                          298,750          0.56%

 Financial Services
 20,000       American Express                         2,050,000
 20,000       Bank One                                 1,021,250
 25,000       Lehman Brothers Holdings                 1,101,563
                                                       4,172,813          7.83%
 Real Estate
 11,600       Alexander & Baldwin                        269,700
 50,000       Associated Estates Realty                  590,625
 61,800       Berkshire Realty                           587,100
 51,300       Boykin Lodging                             634,837
 50,000       Glenborough Realty 7.75% Conv Pfd          912,500
 20,000       Patriot American Hospitality               120,000
 50,000       St Joe                                   1,171,875
                                                       4,286,637          8.05%
 Medical Products & Services
 15,000       McKesson                                 1,185,938
 30,000       Becton Dickinson                         1,280,625
                                                       2,466,563          4.63%
 Wholesale Distribution
 25,000       Applied Industrial Technologies            346,875
170,000       Pioneer Standard                         1,593,750
                                                       1,940,625          3.64%
 Information Technology
105,000       Intergraph *                               603,750
 50,000       LSI Logic *                                806,250
100,000       Silicon Valley Group *                   1,275,000
100,000       VLSI Technology *                        1,093,750
                                                       3,778,750          7.09%
 Utilities
185,000       Citizens Utilities                       1,480,000
 50,000       Kansas City Power & Light                1,481,250
 23,000       Pennsylvania Enterprises                   586,500
 20,000       Western Resources                          665,000
                                                       4,212,750          7.91%
 Transportation
 25,000       Canadian Pacific                           471,875          0.89%

 Closed End Equity Funds
 10,000       Baker Fentress                             153,125
160,000       Emerging Mkts Infrastructure             1,160,000
                                                       1,313,125          2.46%

*Non-income producing securities.

    The accompanying notes are an integral part of the financial statements.

 Cash Equivalents
 3,000,000    US Treas 0%, 5-15-99                     2,950,140
 3,000,000    US Treas 0%, 8-15-99                     2,916,500
 2,000,000    US Treas 0%, 12-15-99                    1,989,280
 2,107,480    Star Bank Treasury                       4,526,900
                                                      12,382,820         23.24%

        Total Investments (Cost - $50,627,301)        54,250,795        101.82%

        Other Assets Less Liabilities                   (972,107)        -1.82%

        Net Assets - Equivalent                       53,278,688        100.00%


*Non-income producing securities.
    The accompanying notes are an integral part of the financial statements.

Statement of Assets & Liabilities
Maxus Equity Fund                                              December 31, 1998

                                                                     Equity Fund
Assets:
     Investment Securities at Market Value                           54,250,795
     (Identified Costs - $50,627,301)
     Cash                                                                 2,946
     Receivables:
       Receivable for investment securities sold                              -
       Dividends and interest receivable                                150,028
     Unamortized organization costs                                           -
Total Assets                                                         54,403,769

Liabilities:
     Payable for investment purchased                                 1,017,198
     Payable for shareholder distributions                                    -
     Accrued Expenses                                                   107,883
Total Liabilities                                                     1,125,081
Net Assets                                                           53,278,688

Net Assets Consist Of:
     Capital Paid In                                                 49,676,369
     Undistributed Net Investment Income                                  4,261
     Accumulated Realized Gain (Loss) on Investments - Net              (25,436)
     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net               3,623,494
Net Assets                                                           53,278,688

Net Assets:
     Investors Shares                                                53,278,688
     Institutional Shares                                                     -
          Total                                                      53,278,688

Shares of capital stock
     Investors Shares                                                 3,346,129
     Institutional Shares                                                     -
          Total                                                       3,346,129

Net asset value per share
     Investors Shares                                                    $15.92
     Institutional Shares                                                $15.92

    The accompanying notes are an integral part of the financial statements.

Statement of Operations
Maxus Equity Fund                                              December 31, 1998

                                                                     Equity Fund
Investment Income:
Dividend income                                                        $885,538
Interest income                                                         756,158
Total Income                                                          1,641,696
Expenses:
Investment advisory fees (Note 2)                                       549,278
Distribution fees (Investor shares)                                     274,638
Distribution fees (Institutional shares)                                      -
Custodial fees                                                           33,235
Organization costs                                                            -
Transfer agent fees/Accounting and Pricing                               46,077
Legal                                                                    23,045
Audit                                                                    14,825
Registration and filing fees                                             15,440
Trustee fees                                                              1,600
Printing & Other Miscellaneous                                           43,911
Total Expenses                                                        1,002,049

Net Investment Income (Loss)                                            639,647

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments                                   1,618,637
Distribution of Realized Capital Gains from
  other Investment Companies                                                  -
Unrealized Gain (Loss) from Appreciation
  (Depreciation) on Investments                                      (7,245,146)
Net Realized and Unrealized Gain (Loss) on Investments               (5,626,509)

Net Increase (Decrease) in Net Assets from Operations               $(4,986,862)

    The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Maxus Equity Fund                                              December 31, 1998

                                                               Maxus Equity Fund
                                                          01/01/98      01/01/97
                                                             to            to
                                                          12/31/98      12/31/97
From Operations:
     Net Investment Income                                639,647       383,553
     Net Realized Gain (Loss) on Investments            1,618,637     5,790,522
     Net Unrealized Appreciation (Depreciation)        (7,245,146)    5,027,441
Increase (Decrease) in Net Assets from Operations      (4,986,862)   11,201,516

Distributions to investor shareholders:
     Net Investment Income                               (637,270)     (381,850)
     Net Realized Gain (Loss) from
        Security Transactions                          (1,618,358)   (5,787,553)

Distributions to institutional shareholders:
     Net Investment Income                                      -             -
     Net Realized Gain (Loss) from Security Transactions        -             -
Change in net assets from distributions                (2,255,628)   (6,169,403)

From Capital Share Transactions:
     Proceeds from sale of shares                      23,163,590    15,843,329
     Dividend reinvestment                              2,112,247     5,729,950
     Cost of shares redeemed                          (20,391,502)   (9,733,252)
Change in net assets from capital transactions          4,884,335    11,840,027
Change in net assets                                   (2,358,155)   16,872,140

Net Assets:
     Beginning of period                               55,636,843    38,764,703
     End of period                                     53,278,688    55,636,843

Share Transactions:
     Issued                                             1,342,925       844,728
     Reinvested                                           133,559       315,032
     Redeemed                                          (1,181,713)     (531,196)
Net increase (decrease) in shares                         294,771       628,564
Shares outstanding beginning of period                  3,051,358     2,422,794
Shares outstanding end of period                        3,346,129     3,051,358

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
Maxus Equity Fund                                                Investor Shares

Selected data for a share of capital stock outstanding throughout the period indicated

                                      01/01/98        01/01/97        01/01/96        01/01/95        01/01/94
                                         to              to              to              to              to
                                      12/31/98        12/31/97        12/31/96        12/31/95        12/31/94
Net Asset Value -
     Beginning of Period               18.23           16.00           14.57           12.95           13.60
Net Investment Income                   0.20            0.15            0.27            0.30            0.25
Net Gains or Losses on Securities
     (realized and unrealized)         (1.80)           4.33            2.50            2.60           (0.17)
Total from Investment Operations       (1.60)           4.48            2.77            2.90            0.08
Distributions
     Net investment income             (0.20)          (0.15)          (0.27)          (0.27)          (0.22)
     Capital gains                     (0.51)          (2.10)          (1.07)          (1.01)          (0.51)
     Return of capital                     -               -               -               -               -
          Total Distributions          (0.71)          (2.25)          (1.34)          (1.28)          (0.73)
Net Asset Value -
     End of Period                    $15.92          $18.23          $16.00          $14.57          $12.95

Total Return *                         -8.74%          28.16%          19.13%          22.43%           0.59%

Ratios/Supplemental Data:
Net Assets at end of
  period (thousands)                  53,279          55,637          38,765          31,576          17,018
Ratio of expenses to
  average net assets *                  1.80%           1.87%           1.90%           1.96%           2.00%
Ratio of net income to
  average net assets *                  1.15%           1.80%           1.71%           2.01%           1.82%
Portfolio turnover rate *                118%             89%            111%            173%            184%

                                                            Institutional Shares

                                                 02/01/98
                                                    to
                                                 12/31/98
Net Asset Value -
     Beginning of Period                          15.92
Net Investment Income                                 -
Net Gains or Losses on Securities
     (realized and unrealized)                        -
Total from Investment Operations                      -
Distributions
     Net investment income                            -
     Capital gains                                    -
     Return of capital                                -
          Total Distributions                         -
Net Asset Value -
     End of Period                               $15.92

Total Return *                                     0.00%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)               0
Ratio of expenses to average net assets *          1.30%
Ratio of net income to average net assets *        1.65%
Portfolio turnover rate *                           118%

* Annualized

    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
                                                               Maxus Equity Fund
                                                               December 31, 1998



1.)   SIGNIFICANT ACCOUNTING POLICIES
  The Fund is a diversified, open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated July 12, 1989. The Fund has an investment objective of obtaining a total return, a combination of capital appreciation and income. The Fund pursues this objective by investing primarily in equity securities. Significant accounting policies of the Fund are presented below:

  SECURITY VALUATION
  The Fund  intends to invest in a wide  variety of equity and debt  securities.
  The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

  SECURITY TRANSACTION TIMING
  Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  INCOME TAXES
  It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

  ESTIMATES
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.)   INVESTMENT ADVISORY AGREEMENT
  The Fund has entered into an investment advisory and administration agreement with Maxus Asset Management Inc. a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000.


3.)   RELATED PARTY TRANSACTIONS
  Resource Management, Inc. has three wholly owned subsidiaries which provide services to the Fund. These subsidiaries are Maxus Asset Management Inc, Maxus Securities Corp, and Maxus Information Systems Inc. Maxus Asset Management was paid $549,278 in investment advisory fees during the fiscal year ending December 31, 1998. Maxus Securities, who served as the national distributor of the Fund's shares, was reimbursed $274,638 for distribution expenses. Maxus Information Systems received fees totaling $46,077 for services rendered to the Fund for the fiscal year ending December 31, 1998. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus
  Securities received commissions of $379,744 for the fiscal year ending December 31, 1998.

  At December 31, 1998, Maxus Securities Corp owned 20,000 shares in the Fund.

  Certain officers and/or trustees of the Fund are officers and/or directors of the Investment Advisor and Administrator. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.

4.)   CAPITAL STOCK AND DISTRIBUTION
  At December 31, 1998 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $49,676,369.

  Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

5.)   PURCHASES AND SALES OF SECURITIES
  During the fiscal year ending December 31, 1998, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $63,892,598 and $61,857,990 respectively. Purchases and sales of U.S. Government obligations aggregated $18,683,404 and $18,974,121 respectively.

6.)   FINANCIAL INSTRUMENTS DISCLOSURE
  There are no reportable financial instruments which have any off-balance sheet risk as of December 31, 1998.

7.)   SECURITY TRANSACTIONS
  For Federal income tax purposes, the cost of investments owned at December 31, 1998 was the same as identified cost.
  At December 31, 1998, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:
  Appreciation    (Depreciation)   Net Appreciation
                                    (Depreciation)
   7,789,724       (4,166,230)         3,623,494

                  INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Maxus Equity Fund:

We have audited the accompanying statement of assets and liabilities of Maxus Equity Fund, including the schedule of portfolio investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the periods then ended, and financial highlights for each of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 1998, by correspondence with the custodian and brokers. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Maxus Equity Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio
January 12, 1999